UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2008

LAWSON SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On September 29, 2008, Lawson Software, Inc. issued the attached press release announcing the appointment of Eric Verniaut as executive vice president of Lawson Professional Services.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

99.1    Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date:	September 29, 2008	By: /s/ Stefan B. Schulz

Stefan B. Schulz
Senior Vice President of Finance
(Principal Accounting Officer)